SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 21, 1999


                            BIG FLOWER HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                          0-29474                 13-3971556
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

3 East 54th Street, New York, New York                                  10022
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (212) 521-1600







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Item 5.  Other Events.

         On April 20, 1999, Big Flower Holdings, Inc. (the "Company") issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that the Company's Board of Directors has authorized the exploration of certain strategic alternatives, including a transaction involving part or all of the Company.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BIG FLOWER HOLDINGS, INC.


Date: April 21, 1999                        By: /s/ Irene B. Fisher
                                               ---------------------------------
                                               Irene B. Fisher
                                               Vice President and
                                                  Associate General Counsel


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                                 EXHIBIT INDEX


Exhibit No.         Description                                         Page No.
-----------         -----------                                         --------

99.1                Press Release dated April 20, 1999                      5









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